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                                                                    EXHIBIT 99.4

                               VOTING AGREEMENT

     THIS VOTING AGREEMENT (this "Agreement") is entered into as of February 21, 2001, by and between Oshman's Sporting Goods, Inc., a Delaware corporation ("Oshman's"), and Green Equity Investors, L.P., a Delaware limited partnership (the "Stockholder").

     WHEREAS, as of the date hereof, the Stockholder beneficially owns a majority in interest of the common stock, par value $.01 per share (the "Common Stock"), of Gart Sports Company, a Delaware corporation (the "Company");

     WHEREAS, the Company, Oshman's and GSC Acquisition Corp., a Delaware corporation ("MergerSub"), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended from time to time, the "Merger Agreement"), which provides, among other things, for the merger of Oshman's with and into MergerSub, with MergerSub as the surviving corporation (the "Merger");

     WHEREAS, in connection with the Merger Agreement, Oshman's has required that the Stockholder make certain agreements with respect to all of the Stockholder's Subject Shares (as defined below), upon the terms and subject to the conditions of this Agreement; and

     WHEREAS, the Stockholder is willing to make certain agreements with respect to the Subject Shares, in order to induce Oshman's to enter into the Merger Agreement.

     NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth in this Agreement, the parties hereto agree as follows:

     1.  Voting Agreements.   For so long as this Agreement is in effect, at any
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meeting (whether annual, special or adjourned) of the stockholders of the
Company, and in any action by consent of the stockholders of the Company, the Stockholder shall vote, or, if applicable, give consents with respect to, all of the Subject Shares that are held by the Stockholder on the record date applicable to the meeting or consent (i) in favor of approval of the issuance of Common Stock (as defined below) contemplated by the Merger Agreement; (ii) against any proposal inconsistent with the Merger Agreement or that may delay or adversely affect the likelihood of the completion of the transactions contemplated by the Merger Agreement; (iii) against any change in a majority of the persons who constitute the board of directors of the Company inconsistent with the Merger Agreement or the transactions contemplated by the Merger Agreement; (iv) against any change in the capitalization of the Company or any amendment of the Company's certificate of incorporation or by-laws inconsistent with the Merger Agreement or the transactions contemplated by the Merger Agreement; and (v) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement that is considered at any such meeting or in any such consent. The Stockholder also agrees to vote in favor of the election of each of the Designated Directors (as defined in the Merger Agreement) or any replacement nominee that is chosen in accordance with
Section 7.24 of the Merger Agreement to the Company's board of Directors at the Company's 2001 annual meeting of stockholders and at the Company's 2002 annual meeting of stockholders, in each case as


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contemplated by such Section 7.24. The Stockholder shall not enter into any agreement or understanding with any person the effect of which would be inconsistent with or violate the provisions of agreements contained in this
Section 1. The Stockholder shall cast the Stockholder's vote or give the Stockholder's consent in accordance with the procedures communicated to the Stockholder by the Company relating thereto so that the vote or consent shall be duly counted for purposes of determining that a quorum is present and for purposes of recording the results of that vote or consent. The Stockholder acknowledges receipt of a copy of the Merger Agreement.

    2.  Proxy.  The Stockholder hereby irrevocably appoints Oshman's (and any
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officer of Oshman's), with full power of substitution, the proxy of the
Stockholder with full power and authority, in the event that the Stockholder shall at any time fail to perform such Stockholder's obligations under Section 1 of this Agreement, to vote or act by consent in respect of such Stockholder's Subject Shares and all of such Stockholder's other voting securities of the Company exclusively as provided in Section 1 of this Agreement. The proxy hereby granted shall, for the term of this Agreement, be irrevocable and shall be deemed coupled with an interest in accordance with Section 212 of the Delaware General Corporation Law.

    3.  Subject Shares. The term "Subject Shares" shall mean all of the shares
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of Common Stock beneficially owned by the Stockholder (such shares of Common
Stock, as of the date hereof, are set forth on Schedule A hereto), together with any and all shares of the Company's capital stock as to which the Stockholder acquires beneficial ownership after the date of this Agreement. For all purposes of this Agreement, "beneficial ownership" has the meaning given in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Securities and Exchange Commission thereunder (the "Exchange Act").

    4.  Covenants. For so long as this Agreement is in effect, except as
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otherwise contemplated by the transactions contemplated by the Merger Agreement, the Stockholder agrees not to (i) sell, transfer, pledge, assign, hypothecate, encumber, tender or otherwise dispose of, or enter into any contract with respect to the sale, transfer, pledge, assignment, hypothecation, encumbrance, tender or other disposition of (each such disposition or contract, a "Transfer"), any Subject Shares or any shares of the Company's capital stock that the Stockholder then has or will have the right to acquire pursuant to options, warrants, convertible securities or other such rights to purchase shares of the Company's capital stock granted to the Stockholder by the Company;
(ii) grant any powers of attorney, consents or proxies with respect to any shares of the Company's capital stock that then constitute Subject Shares (other than pursuant to this Agreement), deposit any of the Subject Shares into a voting trust, enter into a voting or option agreement with respect to any of the Subject Shares inconsistent with the transactions contemplated by the Merger Agreement or this Agreement, or otherwise restrict or take any action adversely affecting the ability of the Stockholder freely to exercise all voting rights with respect to the Subject Shares; or (iii) permit, cause, take any action, or fail to take any action that would make any representation, warranty, covenant or other undertaking of the Stockholder in this Agreement untrue or incorrect, or prevent, burden or materially delay the consummation of the transactions contemplated by this Agreement. As used in this Agreement, "person" shall have the meaning specified in Sections 3(a)(9) and 13(d)(3) of the Exchange Act.

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    5.  Representations and Warranties of the Stockholder.  The Stockholder
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represents and warrants to Oshman's that:

        (a)  Capacity; No Violations. The Stockholder is duly organized and
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validly existing under the laws of the jurisdiction of its organization. The
Stockholder has the legal capacity to enter into this Agreement and to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by the Stockholder and constitutes a valid and binding agreement of the Stockholder enforceable against the Stockholder in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and general principles of equity (whether considered in a proceeding in equity or at law). The execution, delivery and performance by the Stockholder of this Agreement will not (i) conflict with, require a consent, waiver or approval under, or result in a breach or default under, any of the terms of any contract, commitment or other obligation to which the Stockholder is a party or by which the Stockholder is bound, (ii) violate any order, writ, injunction, decree or statute, or any law, rule or regulation applicable to the Stockholder or, to the Stockholder's knowledge, the Subject Shares; or (iii) result in the creation of, or impose any obligation on the Stockholder to create, any Lien upon the Subject Shares that would prevent the Stockholder from voting the Subject Shares. In this Agreement, "Lien" shall mean any lien, pledge, security interest, claim, third party right or other encumbrance.

        (b)  Subject Shares. The Stockholder has the power to vote or direct the
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voting of the Subject Shares. The Subject Shares are the only shares of any class of capital stock of the Company that the Stockholder has the right, power or authority (sole or shared) to sell or vote, and the Stockholder does not have any right to acquire, nor is the Stockholder the beneficial owner of, any other shares of any class of capital stock of the Company or any other securities of the Company or any securities convertible into, or exchangeable or exercisable for, any shares of any class of capital stock of the Company or any other securities of the Company. The Stockholder is not a party to any contracts (including proxies, voting trusts or voting agreements) that would prevent the Stockholder from voting the Subject Shares or that conflict with the provisions of this Agreement.

        (c)  Title to Shares. The Stockholder is the sole record and beneficial
             ---------------
owner of the Subject Shares, free and clear of any pledge, Lien, security interest, mortgage, charge, claim, equity, option, proxy, voting restriction, voting trust or agreement, understanding, arrangement, right of first refusal, limitation on disposition, adverse claim of ownership or use or encumbrance of any kind, other than restrictions imposed by the securities laws or pursuant to this Agreement or the Merger Agreement and, with respect to any Subject Shares held by the Stockholder as trustee for the benefit of any other person, other than the rights of all beneficiaries under such trusts, which such rights are not inconsistent with the provisions of this Agreement.

        (d)  No Finder's Fees. Except as disclosed in the Merger Agreement, no
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broker, investment banker, financial advisor, or other person is entitled to any broker's, finder's, financial advisor's, or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by, or on behalf of, the Stockholder the payment of which could become the obligation of Oshman's.


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    6.  Expenses.  Each party hereto shall pay its own expenses incurred in
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connection with this Agreement.

    7.  Specific Performance. The Stockholder acknowledges and agrees that, if
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the Stockholder fails to perform any of the Stockholder's obligations under this
Agreement, immediate and irreparable harm or injury would be caused to Oshman's for which money damages would not be an adequate remedy. Accordingly, the Stockholder agrees that Oshman's shall have the right, in addition to any other rights Oshman's may have, to specific performance of this Agreement. If Oshman's should institute an action or proceeding seeking specific enforcement of the provisions of this Agreement, the Stockholder hereby waives the claim or defense that Oshman's has an adequate remedy at law and hereby agrees not to assert in that action or proceeding the claim or defense that a remedy at law exists. The Stockholder further agrees to waive any requirements for the securing or posting of any bond in connection with obtaining any equitable relief.

    8.  Notices.  All notices and other communications given or made pursuant to
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this Agreement shall be in writing and shall be deemed to have been duly given or made as of the date of receipt and shall be delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested), sent by overnight courier, or sent by telecopy, to the applicable party at the following addresses or telecopy numbers (or at any other address or telecopy number for a party as shall be specified by like notice):

If to Oshman's, to:         Oshman's Sporting Goods, Inc.
                            2302 Maxwell Lane
                            Houston, Texas 77023
                            Attention:  Alvin N. Lubetkin
                            Facsimile:  (713) 967-8254

With a copy to:             Mayor, Day, Caldwell & Keeton, L.L.P.
                            700 Louisiana, Suite 1900
                            Houston, Texas  77023
                            Attention:  John Clutterbuck
                            Facsimile:  (713) 225-7047

If to the Stockholder, to:  Green Equity Investors, L.P.
                            11111 Santa Monica Boulevard, Suite 2000
                            Los Angeles, California 90025
                            Attention:  Jonathan A. Seiffer
                            Facsimile:  (310) 954-0404

With a copy to:             Irell & Manella LLP
                            1800 Avenue of the Stars, Suite 900
                            Los Angeles, California 90067
                            Attention:  Anthony T. Iler
                            Facsimile:  (310) 203-7199

    9.  Parties in Interest. This Agreement shall inure to the benefit of, and
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be binding upon, the parties hereto and their respective successors and permitted assigns;


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provided, however, that any successor in interest or assignee shall agree to be bound by the provisions of this Agreement. Except for the Designated Directors, each of whom is an intended third party beneficiary of this Agreement solely with respect to the second sentence of Section 1 of this Agreement, and not otherwise, nothing in this Agreement, express or implied, is intended to confer upon any Person other than Oshman's, the Stockholder or their successors or assigns, any rights or remedies under, or by reason of, this Agreement.

    10.  Entire Agreement; Amendments.  Other than the Merger Agreement and the
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transactions contemplated thereby, this Agreement contains the entire agreement between the Stockholder and Oshman's with respect to the subject matter of this Agreement and supersedes all prior and contemporaneous agreements and understandings, oral or written, with respect to such subject matter. This Agreement may not be changed, amended or modified orally, but may be changed only by an agreement in writing signed by the party against whom any waiver, change, amendment, modification or discharge may be sought.

    11.  Assignment.  No party to this Agreement may assign any of its rights or
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obligations under this Agreement without the prior written consent of the other party to this Agreement, except that (a) Oshman's may assign its rights and obligations under this Agreement to any of its direct indirect wholly owned subsidiaries or Affiliates, and (b) the Stockholder may transfer the Subject Shares to the extent permitted by Section 4 of this Agreement.

    12.  Headings. The section headings in this Agreement are for convenience of
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reference only and shall not affect the construction of this Agreement.

    13.  Counterparts.  This Agreement may be executed in any number of
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counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same instrument.

    14.  Governing Law.  This Agreement shall be governed by, and construed in
         -------------
accordance with, the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

    15.  Term. This Agreement shall become effective on the date hereof and
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shall terminate automatically and without further action on behalf of any party hereto at the earlier of (i) the Effective Time (as defined in the Merger Agreement) and (ii) the date on which the Merger Agreement is terminated pursuant to, and in accordance with, its terms.



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    IN WITNESS WHEREOF, Oshman's and the Stockholder have caused this Agreement to be duly executed and delivered on the day and year first above written.


                              OSHMAN'S SPORTING GOODS, INC.,
                              a Delaware corporation

                              By: ______________________________
                              Name:
                              Title:

                              GREEN EQUITY INVESTORS, L.P.,
                              a Delaware limited partnership


                              By: LEONARD GREEN & PARTNERS, L.P.,
                                  its general partner

                              By: ______________________________
                              Name:
                              Title:




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                                  SCHEDULE A

                                 Shares Owned
                                 ------------



                4,713,200 shares of Common Stock of the Company





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